EXHIBIT 10.5

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SOFTWARE LICENSE AGREEMENT
FOR
MERCHANT ACCOUNTING AND REPORTING SYSTEM

SOFTWARE LICENSE AGREEMENT ("Agreement") is entered into effective as of October 19, 2001 (the “Effective Date”) by and among First Ecom.com, a Nevada corporation having its principal place of business at 80 Gloucester Road, 19th Floor, Wan Chai, Hong Kong ("First Ecom"), and First Ecom Data Services Asia Limited, a Hong Kong corporation having its principal place of business at 80 Gloucester Road, 19th F loor, Wan Chai, Hong Kong (“FEDS Asia”) (First Ecom and FEDS Asia being referred to herein individually, jointly and collectively as “Licensor”), and Transworld Payment Solutions N.V., a Netherlands Antilles company having its offices at c/o Julianaplein No. 5, Curacao, Netherlands Antilles (“Licensee”).

1. Definitions. As used in this Agreement, the capitalized terms defined in the introductory paragraph shall have the meanings assigned to them therein, and the following capitalized terms shall have the meanings assigned to them below:

“Affiliate” of a person or entity means any other person or entity controlled by, controlling, or under common control with said person or entity, and “control” for this purpose is understood to include the ownership or voting control of more than 50% of the outstanding securities of any such person carrying the power to vote with respect to the direction or management of the person or entity.

“Documentation” means the related hard-copy or electronically reproducible technical documents furnished in association with the Software;

“Media” means the original Licensor-supplied physical materials (if any) containing the Software and/or Documentation;

“Product” means collectively the Media, Software, and Documentation, and all Software, Media or Documentation updates subsequently provided to Licensee by Licensor or its authorized distributor;

“Software” means the original computer files (including all computer programs and data stored in such files) comprising Licensor's financial transaction management and reporting computer software product known as "Merchant Accounting and Reporting System” or “MARS”, and all whole or partial copies thereof, including without limitation all modified copies and portions merged into other programs, and further including any and all updates, revisions, enhancements, modifications, subsequent versions and other derivative works thereof developed and furnished to Licensee by or on behalf of Licensor from time to time.

Other capitalized terms used herein shall have the meanings assigned to them where they first appear.

2.Grant Of License Rights. For good and valuable consideration in hand received, the receipt and sufficiency of which are hereby acknowledged, but subject to the terms and conditions set forth herein, Licensor grants to Licensee and its Affiliates a paid-up royalty-free, non-exclusive, non-transferable, perpetual license to deploy, install, execute and use solely for Licensee's and/or its Affiliates' internal use as many copies of the Product, and on such number(s) and type(s) of servers, workstations or other computer hardware, and in such locations, as Licensee shall deem desirable from time to time. Any programs, utilities, modules or other software or documentation supplied by third parties and embedded in or bundled with the Product as furnished to Licensee by or on behalf of Licensor are hereby expressly included in the scope of this grant. Licensor agrees to deliver, promptly upon the execution and delivery of this Agreement (but not before November 15, 2001), no less than two (2) master copies of the Software in executable (machine readable) code format to Licensee on such Media as Licensee shall reasonably request, together with two (2) copies of the Documentation.

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    3. Title And Copyright. Licensor represents and warrants to Licensee that Licensor is the owner and holder of all rights, titles and interests in and to the Product, free and clear of all liens, charges, encumbrances, equities and claims of third parties of any description. There are no facts or alleged facts known to Licensor which would reasonably serve as a basis for any claim that Licensor does not have the right to grant the rights and licenses provided for herein. As between Licensor and Licensee, Licensee acknowledges and agrees that, except as and to the extent otherwise agreed in writing between the parties, all title and copyrights in and to the Product, are and will remain the property of Licensor and/or its affiliates and suppliers, and are protected by applicable copyright laws and applicable international copyright treaties, and that Licensor neither grants hereby nor otherwise transfers hereby any rights of ownership therein to Licensee or to any third party. Licensee will not claim or assert title to or ownership of the Product except pursuant to a written agreement expressly entitling Licensee to claim or assert such title or ownership. This Agreement, when executed and delivered by Licensor and Licensee, w ill constitute the valid and legally binding obligation of Licensor, legally enforceable against Licensor in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors generally, limitations imposed by applicable law or equitable principles upon the specific enforceability of any of the remedies, covenants or the provisions of this Agreement, and upon the availability of injunctive relief or other equitable remedies.

4. Restrictions. Licensee will not remove or alter any copyright or, proprietary notice from copies of the Product. Except in accordance with the terms of this Agreement or any other express written agreement between the parties, Licensee agrees (a) not to decompile, disassemble, reverse engineer or otherwise attempt to derive the Software’s source code from object code except to the extent expressly permitted by applicable law or treaty despite this limitation; (b) not to sell, rent, lease, license, sub-license, display, modify, time share, outsource or otherwise transfer the Product to, or , permit the use of the Product by, any third party not an Affiliate of Licensee, provided, without limiting the scope of the license grant hereinabove stated, it is understood and agreed that this Agreement permits the use of the Product by Licensee and its Affiliates in support of services rendered to their customers in the normal course of their trade or business; and (c) to use reasonable care and protection to prevent the unauthorized use, copying, publication or dissemination of the Product. Licensor has the right to obtain injunctive relief against any actual or threatened violation of these restrictions, in addition to any other available remedies.

5. Taxes And Addition Charges. All license fees paid or payable by the Licensee for the license granted hereunder (this "License") do not include, and Licensor will be responsible for, any and all taxes, duties, levies, tariffs, and other governmental charges now or hereafter imposed by any governmental authority on the purchase or sale of this License or the use or possession of the Product by Licensee and/or its Affiliates; provided, that Licensee will be responsible for its own corporate franchise taxes and taxes based upon its own net income.

6. Limited Warranty. Licensor warrants to Licensee that, for a period of ninety (90) days from the Effective Date, (i) the Documentation and Media will be, under normal use, free from physical defects, and (ii) the Software will perform in substantial accordance with the operating specifications contained in the Documentation that is most current at the Effective Date. If Licensee notifies Licensor within said ninety-day period of its belief that either of these warranties has been breached, including a description of the nature or circumstances of such breach, Licensor will be obligated to use reasonable efforts to remedy the defect(s) in question within a reasonable period of time or, at Licensor’s option, to replace the defective Product component at no additional charge. Licensor, it’s authorized distributors and its suppliers do not warrant that the Product will satisfy Licensee’s requirements, that the operation of the Product will be uninterrupted or error free, or that all software defects can be corrected. This warranty will be void if: (i) the Product is not used in accordance with the instructions set out in the Documentation, (ii) a Product defect has been caused by any of Licensee's or a third party's malfunctioning equipment, or (iii) Licensee has made modifications to the Product not expressly authorized in writing by Licensor.

7. Indemnification For Infringement. Licensor will defend or settle, at its own expense any claim against Licensee by a third party asserting that Licensee's and/or its Affiliates’ use of the Product within the scope of this Agreement violates such third party’s patent, copyright, trademark, trade -secret or other proprietary rights, and will indemnify Licensee against any damages finally awarded against Licensee arising out of such claim. Licensee will promptly notify Licensor in writing after first receiving notice of any such claim, and Licensor will have sole control of the defense of any action and all negotiations for its settlement or compromise, with Licensee's reasonable assistance; provided, that Licensee's approval in writing shall be required of any settlement or compromise involving any admission of fault or wrongdoing on the part of Licensee, and provided, further, that Licensee may at Licensor's cost and expense take responsibility for its own defense if and to the extent that Licensee has any reasonable doubt as to the ability or willingness of Licensor to fund such defense or any award, settlement or compromise arising therefrom. Licensor will not be liable for any costs or expenditures incurred by Licensee without Licensor's prior written consent except insofar as Licensee reasonably determines that it is necessary or appropriate to incur such costs and expenses in order to preserve its legal or equitable rights and remedies, protect it from further such claims, or minimize the losses associated with claims so made. If an order is obtained against Licensee’s and/or its Affiliates’ use of the Product by reason of any claimed infringement, or if in Licensor's opinion the Product is likely to become the subject of such a claim, Licensor will, at its option and expense, and in addition to any other rights and remedies available to Licensee hereunder, either (i) procure for Licensee the right to continue using the Product, or (ii) modify or replace the Product with a compatible, functionally equivalent, non-infringing Product.

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      8. Support. Contemporaneously with the execution of this Agreement, Licensor and Licensee are entering into an End User Support Agreement under which Licensor will provide ongoing support and maintenance beyond the scope and time limits of the warranty period set forth in Section 6 above, which End User Support Agreement sets forth the terms and conditions under which Licensee will be entitled to receive such Product updates and other Product support as may be provided for therein. Notwithstanding the foregoing, however, it is understood and agreed that, for purposes of this Agreement, the Software to which the license granted herein pertains includes both the first and second versions of the "MARS" product as well as the java-enabled version combined with Licensor's "payment gateway" product currently in development. Accordingly, regardless of the terms of the particular agreement entered into by the parties as described above, Licensor hereby agrees to furnish to Licensee at no additional charge the java-enabled version of the Software when available.

9. Successors And Assigns. This Agreement will be binding upon and inure to the benefit of each of the parties and their respective successors and assigns; provided, however, that Licensee may not assign or sublicense this Agreement in whole or in part to any person or entity not an Affiliate of Licensee without the prior written consent of Licensor, and any assignment or sublicense attempted without such consent will be void.

10. Governing Law. This agreement will be governed by and construed in accordance with the laws of Bermuda, without regard to conflicts of law principles.

11. Miscellaneous.

(a) Each party is an independent contractor under this Agreement, and nothing herein will be construed to create any partnership, joint venture, or agency relationship parties between the parties hereto. Any use of the term "partner" in any communication by or between the parties or on their individual or joint behalf or in any trademark or service mark to describe their relationship is intended solely in the colloquial sense of a valued business relationship, and does not indicate the existence of or an offer to enter into a legal partnership, joint agency or other relationship involving common ownership or joint and/or several liability with one another and/or any of their Affiliates. Neither party will incur any debt or make any express or implied agreement, guarantee, warranty or representation in the name or on behalf of the other without the other's express written authorization, and each party will be responsible for its own costs and expenses incurred in connection with this Agreement. No failure or delay by either party in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder. No remedy expressly provided in this Agreement for a breach will be the sole or exclusive remedy for such breach, and each party hereby reserves to itself, in addition to the remedies expressly provided to it in this Agreement, all remedies available to it under law and at equity. This Agreement may be amended, modified or waived only by a subsequent writing that specifically refers to this Agreement and that is signed by both parties, and no other act, document, usage, or custom will be deemed to amend this Agreement. Headings in this Agreement are for convenience of reference only and will not affect the construction or interpretation of this Agreement. If any provision or provisions of this Agreement will be held, for any reason to be illegal, invalid or unenforceable in any circumstance, the remaining provisions will nonetheless be legal, valid and enforceable provisions, and the affected provision will remain legal, valid and enforceable in other circumstances. The terms of this Agreement that expressly or by implication are intended to continue beyond its termination will survive any such termination. Under local law and treaties, the restrictions and limitations of this Agreement may not apply to Licensee; Licensee may have other rights and remedies, and be subject to other restrictions and limitations.

(b) IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER UNDER THE LAW OF TORT, CONTRACT OR OTHERWISE, AND INCLUDING AS A RESULT OF NEGLIGENCE, FOR SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE PERFORMANCE OR NON-PERFORMANCE HEREOF (EVEN IF THE RESPONSIBLE PARTY HAS BEEN ADVISED OF OR FORESEES A POSSIBILITY OF ANY SUCH DAMAGES OCCURRING), INCLUDING BUT NOT LIMITED TO LOST BUSINESS REVENUE, FAILURE TO REALIZE EXPECTED PROFITS OR SAVINGS, OR LOSS OF DATA.

(c) Neither party hereto shall be held liable hereunder for any default arising from the delay in the performance of its obligations hereunder to the extent that such default or delay:
(i)
is caused directly by an event beyond the reasonable control of the defaulting or delaying party (the "Non-performing Party"), such as, but not restricted to, fire, flood, earthquake, elements of nature, acts of war, terrorism, riots, civil disorders, rebellions or revolutions, strikes, lockouts or labor difficulties; and

(ii)
could not have been prevented by reasonable precautions and cannot possibly be circumvented by the Non-performing Party through the use of commercially reasonable alternative sources, work-around plans or other means; (a “Force Majeure Event”). The Non-performing Party will be excused from any further performance of the obligations affected by such Force Majeure Event for as long as the Force Majeure Event continues and the Non-Performing Party continues to use its reasonable efforts to recommence performance. The Non-performing Party shall immediately notify the other party by telephone (to be confirmed in writing within five (5) days of the inception of the Force Majeure Event) and describe at a reasonable level of detail the circumstances causing such default or delay. During the continuance of a Force Majeure Event affecting Licensor, Licensee shall continue to pay Licensor’s charges for professional services actually rendered and expenses incurred in the actual performance of such services in accordance with this Agreement. Notwithstanding any other provision hereof, this clause (c) will not excuse a breach of any purely monetary obligation.

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    12. Joint and Several Responsibility. Each of First Ecom and FEDS Asia acknowledge and agree that they are entering into this Agreement, and that they make the representations, warranties, covenants, agreements, indemnities and other undertakings and responsibilities of Licensor set forth herein, jointly and severally, with full recourse on the part of Licensee to either or both of them for the obligations and undertakings of Licensor contained herein. In this respect, each of First Ecom and FEDS Asia joins in this Agreement as primary obligor and not as surety, and Licensee shall not be required to proceed first against or exhaust its remedies against either of First Ecom or FEDS Asia as a condition to pr proceeding hereunder against the other with respect to any claim arising hereunder. Further, each of First Ecom and FEDS Asia hereby irrevocably and exclusively appoints First Ecom as its agent and attorney-in-fact for the giving or receipt of all notices or payments, the granting of all consents, approvals, or waivers, and the taking of all such other actions and making of all such other elections and/or decisions as shall be explicitly or implicitly provided or permitted herein to be given, received, granted, taken or made by or on behalf of Licensor or either of them (it being understood that omitting to take any action or make any election or decision shall be deemed the taking of an action or the making of any election or decision for this purpose), and to do all such acts and things as may in the opinion of such attorney-in-fact be reasonably necessary or reasonably expedient for the purposes thereof, or in connection therewith, and Licensee shall be entitled to rely conclusively on any of the foregoing as the action, decision or election, as the case may be, of each and both of First Ecom and FEDS Asia. Each of First Ecom and FEDS Asia agrees that the foregoing appointment constitutes a power coupled with an interest and shall be binding upon its successors and assigns. Any payments received by First Ecom hereunder that properly belong to FEDS Asia shall be held by First Ecom in trust for the benefit of FEDS Asia, and FEDS Asia hereby releases, discharges and agrees to hold harmless Licensee for any amounts payable to FEDS Asia that Licensee pays to First Ecom.

LICENSOR:

FIRST ECOM.COM, INC.    FIRST ECOM DATA SERVICES
ASIA LIMITED

By: /s/ Kenneth G.C. Telford    By: /s/ Kenneth G.C. Telford
Name: Kenneth G.C. Telford    Name: Kenneth G.C. Telford
Title: Secretary      Title: Secretary

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LICENSEE:

TRANSWORLD PAYMENT SOLUTIONS N.V.

By: /s/ John Chr. M.A.M. Deuss
Name: John Chr. M.A.M. Deuss
Title: Managing Director

[END OF DOCUMENT]

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SOFTWARE LICENSE AGREEMENT
FOR
PAYMENT GATEWAY

THIS SOFTWARE LICENSE AGREEMENT (“Agreement”) is entered into effective as of October 19, 2001 (the “Effective Date”) by and among First Ecom.com, Inc., a Nevada corporation having its principal place of business at 80 Gloucester Road, 19th Floor, Wan Chai, Hong Kong ("First Ecom"), and First Ecom Data Services Asia Limited, a Hong Kong corporation having its principal place of business at 80 Gloucester Road, 19th Floor, Wan Chai, Hong Kong ("FEDS Asia")(First Ecom and FEDS Asia being referred to herein individually, jointly and collectively as "Licensor"), and Transworld Payment Solutions N.V., a Netherlands Antilles company having its offices at c/o Julianaplein No. 5, Curacao, Netherlands Antilles ("Licensee").

1. Definitions. As used in this Agreement, the capitalized terms defined in the introductory paragraph shall have the meanings assigned to them therein, and the following capitalized terms shall have the meanings assigned to them below:

“Affiliate” of a person or entity means any other person or entity controlled by, controlling, or under common control with said person or entity, and “control” for this purpose is understood to include the ownership or voting control of more than 50% of the outstanding securities of any such person carrying the power to vote with respect to the direction or management of the person or entity.

“Documentation” means the related hard-copy or electronically reproducible technical documents furnished in association with the Software;

“Media” means the original Licensor-supplied physical materials (if any) containing the Software and/or Documentation;

“Product” means collectively the Media, Software, and Documentation, and all Software, Media or Documentation updates subsequently provided to Licensee by Licenosr or its authorized distributor;

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“Software” means the original computer files (including all computer programs and data stored in such files) comprising Licensor's "Payment Gateway" computer software product and all whole or partial copies thereof, which product consists of an electronic internet payment gateway that translates various types of financial transaction data, including but not limited to transaction data originating from credit, debit and check payment methods, into a format that can be read by the processing system or systems proprietary to First Ecommerce Data Services Limited, including without limitation modified copies and portions merged into other programs, and further including any and all updates, revisions, enhancements, modifications, subsequent versions and other derivative works thereof developed and furnished to Licensee by or on behalf of Licensor from time to time.

Other capitalized terms used herein shall have the meanings assigned to them where they first appear.

2. Grant Of License Rights. For good and valuable consideration in hand received, the receipt and sufficiency of which are hereby acknowledged, but subject to the terms and conditions set forth herein, Licensor grants to Licensee and its Affiliates a paid-up, royalty-free, non-exclusive, transferable, perpetual license to deploy, install, execute and use solely for Licensee's and/or its Affiliates' internal use as many copies of the Product, and on such number (s) and type(s) of servers, workstations or other computer hardware, and in such locations, as Licensee shall deem desirable from time to time. Any programs, utilities, modules or other software or documentation supplied by third parties and embedded in or bundled with the Product as furnished to Licensee by or on behalf of Licensor are hereby expressly included in the scope of this grant. It is understood and agreed that this Agreement permits the transfer by Licensee of its rights hereunder to third parties. Licensor agrees to deliver, promptly upon the execution and delivery of this Agreement (but not before November 15, 2001), no less than two (2) master copies of the Software in executable (machine readable) code format to Licensee of such Media as Licensee shall reasonably request, together with two (2) copies of the Documentation.

3. Title And Copyright. Licensor represents and warrants to Licensee that Licensor is the owner and holder of all rights, titles and interests in and to the Product, free and clear of all liens, charges, encumbrances, equities and claims of third parties of any description. There are no facts or alleged facts known to Licensor which would reasonably serve as a basis for any claim that Licensor does not have the right to grant the rights and licenses provided for herein. As between Licensor and Licensee, Licensee acknowledges and agrees that, except as and to the extent otherwise agreed in writing between the parties, all title and copyrights in and to the Product, are and will remain, are and will remain the property of the Licensor and/or its affiliates and suppliers, and are protected by applicable copyright laws, and applicable international copyright treaties, and that Licensor neither grants hereby nor otherwise transfers hereby any rights of ownership therein to Licensee or to any third party. Licensee will not claim or assert title to or ownership of the Product except pursuant to a written agreement expressly entitling Licensee to claim or assert such title or ownership. This Agreement, when executed and delivered by Licensor and Licensee, will constitute the valid and legally binding obligation of Licensor, legally enforceable against Licensor in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors generally, limitations imposed by applicable law or equitable principles upon the specific enforceability of any of the remedies, covenants or other provisions of this Agreement, and upon the availability of injunctive relief or other equitable remedies.

4. Restrictions. Licensee will not remove or alter any copyright or proprietary notice from copies of the Product. Except in accordance with the terms of this Agreement or any other express written agreement between the parties, Licensee agrees (a) not to decompile, disassemble, reverse engineer or otherwise attempt to derive the Software’s source code from object code except to the extent expressly permitted by applicable law or treaty despite this limitation; and (b) to use reasonable care and protection to prevent the unauthorized use, copying, publication or dissemination of the Product. Licensor has the right to obtain injunctive relief against any actual or threatened violation of these restrictions, in addition to any other available remedies.

5. Taxes And Additional Charges. All license fees paid or payable by the Licensee for the license granted hereunder (this "License") do not include, and Licensor will be responsible for, any and all taxes, duties, levies, tariffs, and other governmental charges now or hereafter imposed by any governmental authority on the purchase or sale of this License or the use or possession of the Product by Licensee and/or its Affiliates; provided, that Licensee will be responsible for its own corporate franchise taxes and taxes based upon its own net income.

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6. Limited Warranty. Licensor warrants to Licensee that, for a period of ninety (90) days from the Effective Date, (i) the Documentation and Media will be, under normal use, free from physical defects, and (ii) the Software will perform in substantial accordance with the operating specifications contained in the Documentation that is most current at the Effective Date. If Licensee notifies Licensor within said ninety-day period of its belief that that either of these warranties has been breached, including a description of nature or circumstances of such breach, Licensor will be obligated to use reasonable efforts to remedy the defect(s) in question within a reasonable period of time or, at Licensor’s option, to replace the defective Product component at no additional charge. Licensor, its authorized distributors and its suppliers do not warrant that the Product will satisfy Licensee’s requirements, that the operation of the Product will be uninterrupted or error free, or that all software defects can be corrected. This warranty will be void if: (i) the Product is not used in accordance with the instructions set out in the Documentation, (ii) a Product defect has been caused by any of Licensee's or a third party's malfunctioning equipment, or (iii) Licensee has made modifications to the Product not expressly authorized in writing by Licensor.

7. Indemnification For Infringement. Licensor will defend or settle, at its own expense, any claim against Licensee by a third party asserting that Licensee's and/or its Affiliates’ use of the Product within the scope of this Agreement violates such third party’s patent, copyright, trademark, trade secret or other proprietary rights, and will indemnify Licensee against any damages finally awarded against Licensee arising out of such claimi. Licensee will promptly notify Licensor in writing after first receiving notice of any such claim, and Licensor will have sole control of the defense of any action and all negotiations for its settlement or compromise, with Licensee's reasonable assistance; provided, that Licensee’s approval in writing shall be required of any settlement or compromise involving any admission of fault or wrongdoing on the part of Licensee, and provided, further, that Licensee may at Licensor's cost and expense take responsibility for its own defense if and to the extent that Licensee has any reasonable doubt as to the ability or willingness of Licensor to fund such defense or any award, settlement or compromise arising therefrom. Licensor will not be liable for any costs or expenditures incurred by Licensee without Licensor's prior written consent except insofar as Licensee reasonably determines that it is necessary or appropriate to incur such costs and expenses in order to preserve its legal or equitable rights and remedies, protect it from further such claims, or minimize the losses associated with claims so made. If an order is obtained against Licensee’s and/or its Affiliates' use of the Product by reason of any claimed infringement, or if in Licensor's opinion the Product is likely to become the subject of such a claim, Licensor will, at its option and expense, and in addition to any other rights s available to Licensee hereunder, either (i) procure for Licensee the right to ing the Product, or (ii) modify or replace the Product with a compatible, equivalent, non-infringing Product.

8. Support. Contemporaneously with the execution of this Agreement, Licensor and Licensee are entering into an End User Support Agreement under which Licensor will provide ongoing support and maintenance beyond the scope and time limits of the warranty period set forth in Section 6 above, which End User Support Agreement sets forth the terms and conditions under which Licensee will be entitled to receive such Product updates and other Product support as may be provided for therein. Notwithstanding the foregoing, however, it is understood and agreed that, for purposes of this Agreement, the Software to which the license granted herein pertains includes both the first and second versions of the “Payment Gateway” product as well as the java-enable version combined with Licensor's "MARS" product currently in development. Accordingly, regardless of the terms of the particular agreement entered into by the parties as described above, Licensor hereby agrees to furnish to Licensee at no additional charge the java-enabled version of the Software when available.

9. Successors And Assigns. This Agreement will be binding upon and inure to the benefit of each of the parties and their respective successors and assigns; provided, however, that Licensee may not assign or sublicense this Agreement in whole or in part to any person or entity not an Affiliate of Licensee without the prior, written consent of Licensor, and any assignment or sublicense attempted without such consent will be void.

10. Governing Law. This agreement will be governed by and construed in accordance with the laws of Bermuda, without regard to conflicts of law principles.

11. Miscellaneous.

(a) Each party is an independent contractor under this Agreement, and nothing herein will be construed to create any partnership, joint venture, or agency relationship between the parties hereto. Any use of the term "partner" in any communication by or between the parties or on their individual or joint behalf or in any trademark or service mark to describe their relationship is intended solely in the colloquial sense of a valued business relationship, and does not indicate the existence of or an offer to enter into a legal partnership, joint agency or other relationship involving common ownership or joint and/or several liability with one another and/or any of their Affiliates. Neither party will incur any debt or make any express or implied agreement, guarantee, warranty or representation, in the name or on behalf of the other without the other’s express written authorization, and each party will be responsible for its own costs and expenses incurred in connection with this Agreement. No failure or delay by either party in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or priviledge hereunder. No remedy expressly provided in this Agreement for a breach will be the sole or exclusive remedy for such breach, and each party hereby reserves to itself, in addition to the remedies expressly provided to it in this Agreement, all remedies available to it under law and at equity. This Agreement may be amended, modified or waived only by a subsequent writing that specifically refers to this Agreement and that is signed by both parties, and no other act, document, usage, or custom wil1 be deemed to amend this Agreement. Headings in this Agreement are for convenience of reference only and will not affect the construction or interpretation of this Agreement. If any provision or provisions of this Agreement will be held, for any-reason, to be illegal, invalid or unenforceable in any circumstance, the remaining provisions will nonetheless be legal, valid and enforceable provisions, and the affected provision will remain legal, valid and enforceable in other circumstances. The terms of this Agreement that expressly or by implication are intended to continue beyond its termination will survive any such termination. Under local law and treaties, the restrictions and limitations of this Agreement may not apply to Licensee; Licensee may have other rights and remedies, and by subject to other restrictions and limitations.

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(b) IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE  OTHER UNDER THE LAW OF TORT, CONTRACT OR OTHERWISE, AND INCLUDING AS A RESULT OF NEGLIGENCE, FOR SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE PERFORMANCE OR NON-PERFORMANCE HEREOF EVEN IF THE RESPONSIBLE PARTY HAS BEEN ADVISED OF OR FORESEES A POSSIBILITY OF ANY SUCH DAMAGES OCCURRING), INCLUDING BUT NOT LIMITED TO LOST BUSINESS REVENUE, FAILURE TO REALIZE EXPECTED PROFITS OR SAVINGS OR LOSS OF DATA.

(c) neither party hereto shall be held liable hereunder for any default arising from the delay in the performance of its obligations hereunder to the extent that such default or delay:
(i) is caused directly by an event beyond the reasonable control of the defaulting or delaying party (the "Non-performing Party"), such as, but not restricted to, fire, flood, earthquake, elements of nature, acts of war, terrorism, riots, civil disorders, rebellions or revolutions, strikes, lockouts or labor difficulties; and

(ii) could not have been prevented by reasonable precautions and cannot possibly be circumvented by the Non-performing Party through the use of commercially reasonable alternative sources, work-around plans or other means; (“Force Majeure Event”). The Non-performing Party will be excused from any further performance of the obligations affected by such Force Majeure Event for as long as the Force Majeure Event continues and the Non-Performing Party continues to use its reasonable efforts to  recommence performance. The Non-performing Party shall immediately notify the other party by telephone (to be confirmed in writing within five (5) days of the inception of the Force Majeure Event) and describe at a reasonable level of detail the circumstances causing such default or delay. During the continuance of a Force Majeure Event affecting Licensor, Licensee shall continue to pay Licensor's charges for professional services actually rendered and expenses incurred in the actual performance of such services in accordance with this Agreement. Notwithstanding any other provision hereof, this clause (c) will not excuse a breach of any purely monetary obligation.

12. Joint and Several Responsibility. Each of First Ecom and PEDS Asia acknowledge and agree that they are entering into this Agreement, and that they make the representations, warranties, covenants, agreements, indemnities and other undertakings and responsibilities of Licensor set forth herein, jointly and severally, with full recourse on the part of Licensee to either or both of them for the obligations and undertakings of Licensor contained herein. In this respect, each of First Ecom and FEDS Asia joins in this Agreement as primary obligor and not as surety, and Licensee shall not be required to proceed first against or exhaust its remedies against either of First Ecom or FEDS Asia as a condition to proceeding hereunder against the other with respect to any claim arising hereunder. Further, each of First Ecom and FEDS Asia hereby irrevocably and exclusively appoints First Ecom as its agent and attorney-in-fact for the giving or receipt of all notices or payments, the granting of all consents, approvals, or waivers, and the taking of all such other actions and making of all such other elections and/or decisions as shall be explicitly or implicitly provided or permitted herein to be given, received, granted, taken or made by or on behalf of Licensor or either of them (it being understood that omitting to take any action or make any election or decision shall be deemed the taking of an action or the making of any election or decision for this purpose), and to do all such acts and things as may in the opinion of such attorney-in-fact be reasonably necessary or reasonably expedient for the purposes thereof, or in connection therewith, and Licensee shall be entitled to rely conclusively on any of the foregoing as the action, decision or election, as the case may be, of each and both of First Ecom and FEDS Asia. Each of First Ecom and FEDS Asia agrees that the foregoing appointment constitutes a power coupled with an interest and shall be binding upon its successors and assigns. Any payments received by First Ecom hereunder that properly belong to FEDS Asia shall be held by First Ecom in trust for the benefit of FEDS Asia, and FEDS Asia hereby releases, discharges and agrees to hold harmless Licensee for any amounts payable to FEDS Asia that Licensee pays to First Ecom.

LICENSOR:

FIRST ECOM.COM, INC.    FIRST ECOM DATA SERVICES
ASIA LIMITED

By: /s/ Kenneth G.C. Telford    By: /s/ Kenneth G.C. Telford
Name: Kenneth G.C. Telford    Name: Kenneth G.C. Telford
Title: Secretary      Title: Secretary

LICENSEE:

TRANSWORLD PAYMENT SOLUTIONS N.V.

By: /s/ John Chr. M.A.M. Deuss
Name: John Chr. M.A.M. Deuss
Title: Managing Director

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SOFTWARE DEVELOPMENT LICENSE AGREEMENT

This SOFTWARE DEVELOPMENT LICENSE AGREEMENT (“Agreement”) is entered into effective as of October 19, 2001 (the “Effective Date”) by and among First Ecom.com, Inc., a Nevada corporation having its principal place of business at 80 Gloucester Road, 19th Floor, Wan Chai, Hong Kong (“First Ecom”), and First Ecom Data Services Asia Limited, a Hong Kong corporation having its principal place of business at 80 Gloucester Road, 19th Floor, Wan Chai, Hong Kong (“FEDS Asia”)( First Ecom and FEDS Asia being referred to herein individually, jointly and collectively as “Licensor”), and Transworld Payment Solutions N.V., a Netherlands Antilles company having its offices at c/o Julianaplein No. 5, Curacao, Netherlands Antilles (“Licensee”) .

1. Definitions. As used in this Agreement, the capitalized terms defined in the introductory paragraph shall have the meanings assigned to them therein, and the following capitalized terms shall have the meanings assigned to them below:

“Affiliate” of a person or entity means any other person or entity controlled by, controlling, or under common control with said person or entity, and "control" for this purpose is understood to include the ownership or voting control of more than 50% of the outstanding securities of any such person carrying the power to vote with respect to the direction or management of the person or entity;

“Documentation” means the related hard-copy or electronically reproducible technical documents created in the course of the development of the Software, including without limitation all specifications, instructions, technical descriptions, manuals, flow, charts, pseudo-code, state diagrams, interim versions of programs or parts thereof, comments to source code, or other tangible notes or records pertaining to the Software's development;

“Media” means the original Licensor-supplied physical materials (if any) containing the Software and/or Documentation;

“Product” means collectively the Media, Software and Documentation, and all Software, Media or Documentation updates subsequently provided to the Licensee by Licensor or its authorized distributor;

“Software” means the original computer files (including all computer programs and data stored in such files) comprising (i) Licensor’s financial transaction management and reporting computer software product known as “Merchant Accounting and Reporting system or “MARS”, and system or “MARS”, and (ii) Licensor's “Payment Gateway” computer software product, which product consists of an electronic internet payment gateway that translates various types of financial transaction data, including but not limited to transaction data originating from credit, debit and check payment methods, into a format that can be read by the processing system or systems proprietary to First Ecommerce Data Services Limited, and all whole or partial copies thereof, including without limitation modified copies and portions merged into other programs, and further including any and all updates, revisions, enhancements, modifications, subsequent versions and other derivative works thereof developed and furnished to Licensee by or on behalf of Licensor from time to time.

Other capitalized terms used herein shall have the meanings assigned to them where they first appear.

2. Grant Of License Rights. For good and valuable consideration in hand received, the receipt and sufficiency of which are hereby acknowledged, but subject to the terms and conditions set forth herein, Licensor grants to Licensee and its Affiliates a paid-up, royalty-free, non-exclusive, non-transferable, perpetual license to revise, modify, enhance and otherwise develop derivative works of the Product. Licensor agrees to deliver promptly upon the execution and delivery of this Agreement (but not before November 15, 200l), no less than two (2) master copies of the Software in source (human readable) code format to Licensee on such Media as Licensee shall reasonably request, together with two (2) copies of the Documentation, including without limitation all relevant third party development toolkits and licenses.

3. Title And Copyright. Licensor represents and warrants to Licensee that Licensor is the owner and holder of all rights, titles and interests in and to the Product, free and clear of all liens, charges, encumbrances, equities and claims of third parties of any description. There are no facts or alleged facts known to Licensor which would reasonably serve as a basis for any claim that Licensor does not have the right to grant the rights and licenses provided for herein. As between Licensor and Licensee, Licensee acknowledges and agrees that, except as and to the extent otherwise agreed in writing between the parties, all title and copyrights in and to the Product, including without limitation the original code or other copyrightable material embedded in any derivative works thereof created by or on behalf of Licensee pursuant to this Agreement, are and will remain the property of Licensor and/or its affiliates and suppliers, and are protected by applicable copyright laws, and applicable international copyright treaties, and that Licensor neither grants hereby nor otherwise transfers hereby any rights of ownership therein to Licensee or to any third party; provided, however, that any incremental additional code or other copyrightable material created by or for Licensee or its Affiliates shall be the property of Licensee or its Affiliates, as applicable, and shall not be subject to the restrictions set forth herein except to the extent such incremental material incorporates, is embedded in or bundled with the Product. Licensee will not claim or assert title to or ownership of the Product except pursuant to a written agreement expressly entitling Licensee to claim or assert such title or ownership. This Agreement, when executed and delivered by Licensor and Licensee, will constitute the valid and legally binding obligation of Licensor, legally enforceable against Licensor in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors generally, limitations imposed by applicable law or equitable principles upon the specific enforceability of any remedies, covenants or other provisions of this Agreement, and upon the availability of injunctive relief or other equitable remedies.

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4. Restrictions. Licensee will not remove or alter any copyright or proprietary notice from copies of the Product. Except in accordance with the terms of this Agreement or any other express written agreement between the parties, Licensee agrees (a) not to sell, rent, lease, license, sublicense, display, modify, time share, outsource or otherwise transfer the Product or any derivative work of the Product to, or permit the use of the Product or any derivative work of the Product by, any third party not an affiliate of Licensee, provided, without limiting the scope of the license grant hereinabove stated, it is understood and agreed that this Agreement permits the use of any derivative work of the Product by Licensee and its Affiliates in support of services rendered to their customers in the normal course of their trade or business; and (b) to use reasonable care and protection to prevent the unauthorized use, copying, publication or dissemination of the Product. Licensor has the right to obtain injunctive relief against any actual or threatened violation of these restrictions, in addition to any other available remedies.

5. Taxes And Additional Charges. All license fees paid or payable by the Licensee for the license granted hereunder (this "License") do not include, and Licensor will be responsible for, any and all taxes, duties, levies, tariffs, and other governmental charges now or hereafter imposed by any governmental authority on the purchase or sale of this License or the use or possession of the Product by Licensee and/or its Affiliates; provided that Licensee will be responsible for its own corporate franchise taxes and taxes based upon its own net income.

6. Limited Warranty. Licensor warrants to Licensee that, for a period of ninety (90) days from the Effective Date, (i) the Documentation and Media will be, under normal use, free from physical defects, and (ii) the Software will perform in substantial accordance with the operating specifications contained in the Documentation that is most current at the Effective Date. If Licensee notifies Licensor within said ninety-day period of its belief that either of these warranties has been breached, including a description of the nature or circumstances of such breach, Licensor will be obligated to use reasonable efforts to remedy the defect(s) in question within a reasonable period of time or, at Licensor’s option, to replace the defective Product component at no additional charge. Licensor, its authorized distributors and its suppliers do not warrant that the Product will satisfy Licensee’s requirements, that the operation of the Product will be uninterrupted or error free, or that all software defects can be corrected, This warranty will be void if: (i) the Product is not used in accordance with the instructions set out in the Documentation, (ii) a Product defect has been caused by any of Licensee's or a third party's malfunctioning equipment, or (iii) Licensee has made modifications to the Product not expressly authorized in writing by Licensor.

7. Indemnification For Infringement. Licensor will defend or settle, at its own expense, any claim against Licensee by a third party asserting that Licensee's and/or its Affiliates’ use of the Product within the scope of this Agreement violates such third party’s patent, copyright, trademark, trade secret or other proprietary rights, and will indemnify Licensee against any damages finally awarded against Licensee arising out of such claim. Licensee will promptly notify Licensor in writing after first receiving notice of any such claim, and Licensor will have sole control of the defense of any action and all negotiations for its settlement or compromise, with Licensee's reasonable assistance; provided, that Licensee's approval in writing shall be required of any settlement or compromise involving any admission of fault or wrongdoing on the part of Licensee, and provided, further, that Licensee may at Licensor's cost and expense take responsibility for its own defense if and to the extent that Licensee has any reasonable doubt as to the ability or willingness of Licensor to fund such defense or any award, settlement or compromise arising therefrom. Licensor will not be liable for any costs or expenditures incurred by Licensee without Licensor's prior written consent except insofar as Licensee reasonably determines that it is necessary or appropriate to incur such costs and expenses in order to preserve its legal or equitable rights and remedies, protect it from further such claims, or minimize the losses associated with claims so made. If an order is obtained against the Licensee's and/or its Affiliates' use of the Product by reason of any claimed infringement, or if in Licensor's opinion the Product is likely to become the subject of such a claim, Licensor will, at its option and expense, and in addition to any other rights and remedies available to Licensee hereunder, either (i) procure for Licensee the right to continue using the product, or (ii) modify or replace the Product with a compatible functionally equivalent, non-infringing Product.

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8. Support. Contemporaneously with the execution of this Agreement, Licensor and Licensee are entering into an End User Support Agreement under which Licensor will provide ongoing support and maintenance beyond the scope and time limits of the warranty period set forth in Section 6 above, which End User Support Agreement sets forth the terms and conditions under which Licensee will be entitled to receive such Product updates and other Product support as may be provided for therein.

9. Successors And Assigns. This Agreement will be binding upon and inure to the benefit of each of the parties and their respective successors and assigns; provided, however, that Licensee may not assign or sublicense this Agreement in whole or in part to any person or entity not an Affiliate of Licensee without the prior written consent of Licensor, and any assignment or sublicense attempted without such consent will be void. Notwithstanding the foregoing, if for any reason both First Ecom and FEDS Asia cease doing business, or both discontinue maintenance and support for the Software or any portion thereof, then in either case, unless the Software or portion thereof so affected has been conveyed to a third party, the license granted hereunder shall thereupon automatically and without need for further action by either party become transferable, and the restrictions contained herein on disclosure or dissemination to third parties of the Product or derivative works thereof shall thenceforth be of no force or effect.

10. Governing Law. This agreement will be governed by and construed in accordance with the laws of Bermuda, without regard to conf1icts of law principles.

11.	Miscellaneous.

(a) Each party is an independent contractor under this Agreement, and nothing herein will be construed to create any partnership, joint venture, or agency relationship between the parties hereto. Any use of the term "partner" in any communication by or between the parties or on their individual or joint behalf or in any trademark or service to describe their relationship is intended solely in the colloquial sense of a valued business relationship, and does not indicate the existence of or an offer to enter into a legal partnership, joint agency or other relationship involving common ownership or joint and/or several liability with one another and/or any of their Affiliates. Neither party will incur any debt or make any express or implied agreement, guarantee, warranty or representation in the name or on behalf of the other without the others express written authorization, and each party will be responsible for its own costs and expenses incurred in connection with this Agreement. No failure or delay by either party in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder. No remedy expressly provided in this Agreement for a breach will be the sole or exclusive remedy for such breach, and each party hereby reserves to itself, in addition to the remedies expressly provided to it in this Agreement, all remedies available to it under law and at equity. This Agreement may be amended, modified or waived only by a subsequent writing that specifically refers to this Agreement and that is signed by both parties, and no other act, document, usage, or custom will be deemed to amend this Agreement. Headings in this Agreement are for the convenience of reference only and will not affect the construction or interpretation of this Agreement. If any provision or provisions of this Agreement will be held, for any reason, to be illegal, invalid or unenforceable in any circumstance, the remaining provisions will nonetheless be legal, valid and enforceable provisions, and the affected provision will remain legal, valid and enforceable in other circumstances. The terms of this Agreement that expressly or by implication are intended to continue beyond its termination will survive any such termination. Under local law and treaties, the restrictions and limitations of this Agreement may not apply to Licensee; Licensee may have other rights and remedies, and be subject to other restrictions and limitations.

(b)  IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER, UNDER THE LAW OF TORT, CONTRACT OR OTHER WISE, AND INCLUDING AS A RESULT OF NEGLIGENCE, FOR SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE PERFORMANCE OR NON-PERFORMANCE HEREOF EVEN IF THE RESPONSIBLE PARTY HAS BEEN ADVISED OF OR FORESEES A LIABILITY OF ANY SUCH DAMAGES OCCURRING), INCLUDING BUT NOT LIMITED. TO LOST BUSINESS REVENUE, FAILURE TO REALIZE EXPECTED PROFITS OR SAVINGS, OR LOSS OF DATA.

(c)  Neither party hereto shall be held liable hereunder for any default arising from the delay in the performance of its obligations hereunder to the extent that such default or delay:

(i) is caused directly by an event beyond the reasonable control of the defaulting party or delaying party (the “Non-performing Party”), such as, but not restricted to, fire, flood, earthquake, elements of nature, acts of war, terrorism, riots, civil disorders, rebellions or revolutions, strikes, lockouts or labor difficulties; and

(ii) could not have been prevented by reasonable precautions and cannot possibly be circumvented by the Non-performing Party through the use of commercially reasonable alternative sources, work-around plans or other means; (a “Force Majeure Event”). The Non-performing Party will be excused from any further performance of the obligations affected by such Force Majeure Event for as long as the Force Majeure Event continues and the Non-Performing Party continues to use its reasonable efforts to recommence performance. The Non-performing Party shall immediately notify the other party by telephone (to be confirmed in writing within five (5) days of the inception of the Force Majeure Event) and describe at a reasonable level of detail the circumstances causing such default or delay. During the continuance of a Force Majeure Event affecting Licensor, Licensee shaIl continue to pay Licensor's charges for professional services actually rendered and expenses incurred in the actual performance of such services in accordance with this Agreement. Notwithstanding any other provisions hereof, this clause (c) will not excuse a breach of any purely monetary obligation.

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12.  Joint and Several Responsibility. Each of First Ecom and FEDS Asia acknowledge and agree that they are entering into this Agreement, and that they make the representations, warranties, covenants, agreements, indemnities and other undertakings and responsibilities of Licensor set forth herein, jointly and severally, with full recourse on the part of Licensee to either or both of them for the obligations and undertakings of Licensor contained herein. In this respect, each of First Ecom and FEDS Asia joins in this Agreement as primary obligor and not as surety, and Licensee shall not be required to proceed first against or exhaust its remedies against either of First Ecom or FEDS Asia as a condition to proceeding hereunder against the other with respect to any claim arising hereunder. Further, each of First Ecom and FEDS Asia hereby irrevocably and exclusively appoints First Ecom as its agent and attorney-in-fact for the giving or receipt of all notices or payments, the granting of all consents, approvals, or waivers, and the taking of all such other actions and making of all such other elections and/or decisions as shall be explicitly or implicitly provided or permitted herein to be given, received, granted, taken or made by or on behalf of Licensor or either of them (it being understood that omitting to take any action or make any election or decision shall be deemed the taking of an action or the making of any election or decision for this purpose), and to do all such acts and things as may in the opinion of such attorney-in-fact be reasonably necessary or reasonably expedient for the purposes thereof, or in connection therewith, the Licensee shall be entitled to rely conclusively on any of the foregoing as the action, decision or election, as the case may be, of each and both of First Ecom and FEDS Asia. Each of First Ecom and FEDS Asia agrees that the foregoing appointment constitutes a power coupled with an interest and shall be binding upon its successors and assigns. Any payments received by First Ecom hereunder that properly belong to FEDS Asia shall be held by First Ecom in trust for the benefit of FEDS Asia, and FEDS Asia hereby releases, discharges and agrees to hold harmless Licensee for any amounts payable to FEDS Asia that Licensee pays to First Ecom.

LICENSOR:

FIRST ECOM.COM, INC.    FIRST ECOM DATA SERVICES
                    ASIA LIMITED

By: /s/ Kenneth G.C. Telford    By: /s/ Kenneth G.C. Telford
Name: Kenneth G.C. Telford    Name: Kenneth G.C. Telford
Title: Secretary      Title: Secretary

LICENSEE:

TRANSWORLD PAYMENT SOLUTIONS N.V.

By: /s/ John Chr. M.A.M. Deuss
Name: John Chr. M.A.M. Deuss
Title: Managing Director

[END OF DOCUMENT]

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